UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

Astra Space, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39426	85-1270303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Skyhawk Street
Alameda, California	94501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 956-5279

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation.

On June 28, 2024, Astra Space, Inc. (“Astra” or the “Company”) closed subsequent financings (the “June 28 Financings”) pursuant to that certain Securities Purchase Agreement dated as of August 4, 2023 (as amended or otherwise modified by, inter alia, that certain Reaffirmation Agreement and Omnibus Amendment Agreement dated as of November 6, 2023, that certain Omnibus Amendment No. 3 Agreement dated as of November 21, 2023, that certain Amendment to Securities Purchase Agreement dated as of January 19, 2024, that certain Amendment to Senior Secured Convertible Notes dated as of January 31, 2024, that certain Second Amendment to Securities Purchase Agreement and Second Amendment to Senior Secured Convertible Notes dated as of February 26, 2024, that certain Limited Waiver and Consent to Senior Secured Convertible Notes and Common Stock Purchase Warrant and Reaffirmation of Transaction Documents, dated as of March 7, 2024, that certain Third Amendment to Securities Purchase Agreement and Third Amendment to Senior Secured Convertible Notes dated as of April 10, 2024, that certain Fourth Amendment to Senior Secured Convertible Notes dated as of April 30, 2024, and that certain Fifth Amendment to Senior Secured Convertible Notes dated as of May 31, 2024) (as so amended and modified, the “Purchase Agreement”), in which (i) Chris C. Kemp, through the Chris Kemp Living Trust dated February 10, 2021 (the “Kemp Trust”) purchased $60,000 in aggregate principal amount of a 12.0% Senior Secured Convertible Note due 2025 (the “Subsequently Purchased Convertible Notes”) in the form of the Senior Secured Convertible Note due 2025 filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 4, 2024 (the “June 8-K”); (ii) Dr. Adam P. London purchased $60,000 in aggregate principal amount of the Subsequently Purchased Convertible Notes in the form of the Senior Secured Convertible Note due 2025 filed as Exhibit 4.1 to the June 8-K; and (iii) Richard Delmas Breezy Wynn purchased (a) $237,158.75 in aggregate principal amount of the Subsequently Purchased Convertible Notes in the form of the Senior Secured Convertible Note due 2025 filed as Exhibit 4.1 to the June 8-K and (b) new warrants (the “Subsequently Purchased Warrants”) in the form of the Common Stock Purchase Warrant filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 24, 2023 (the “November 8-K”) to purchase up to 102,730 shares of the Company’s Class A common stock, par value $0.0001 (the “Class A Common Stock”) at a purchase price of $0.125 per Subsequently Purchased Warrant for an aggregate purchase price of $12,841.25 at an initial exercise price of $0.808 per share of Class A Common Stock, subject to certain adjustments, and that expire on June 28, 2029.

On July 3, 2024, the Company closed a subsequent financing (the “July 3 Financing” and together with the June 28 Financings, the “Subsequent Financings”) pursuant to the Purchase Agreement in which SherpaVentures Fund II, LP (“ACME Fund II” and collectively with the Kemp Trust, Dr. London, and Mr. Wynn, the “Subsequent Financing Investors”) purchased (a) $500,000.00 in aggregate principal amount of the Subsequently Purchased Convertible Notes in the form of the Senior Secured Convertible Note due 2025 filed as Exhibit 4.1 to the June 8-K and (b) Subsequently Purchased Warrants in the form of the Common Stock Purchase Warrant filed as Exhibit 4.2 to the November 8-K to purchase up to 216,584 shares of the Class A Common Stock at a purchase price of $0.125 per Subsequently Purchased Warrant for an aggregate purchase price of $27,073.00 at an initial exercise price of $0.808 per share of Class A Common Stock, subject to certain adjustments, and that expire on July 3, 2029.

As of July 5, 2024, (i) the Kemp Trust is the holder of 12.0% Senior Secured Convertible Notes due 2025 in an aggregate stated principal amount, of $2,210,000.00; (ii) Dr. London is the holder of 12.0% Senior Secured Convertible Notes due 2025 in an aggregate stated principal amount, of $1,210,000.00; (iii) Mr. Wynn is the holder of 12.0% Senior Secured Convertible Notes due 2025 in an aggregate stated principal amount, of $237,158.75 and Common Stock Purchase Warrants to purchase up to 102,730 shares of Class A Common Stock; and (iv) ACME Fund II is the holder of 12.0% Senior Secured Convertible Notes due 2025 in an aggregate stated principal amount, of $5,627,489.59 and Common Stock Purchase Warrants to purchase up to 2,429,352 shares of Class A Common Stock.

The Subsequently Purchased Convertible Notes and Subsequently Purchased Warrants are subject to the terms of noteholder conversion agreements and warrant exchange agreements, as applicable, that the Subsequent Financing Investors executed and delivered to Apogee Parent Inc. (“Parent”), in connection with the Company’s entry into the Agreement and Plan of Merger with Parent and Apogee Merger Sub Inc., as described under the heading “Treatment of Outstanding Convertible Notes and Warrants” in the Company’s Current Report on Form 8-K, filed with the SEC on March 12, 2024 (the “Second March 8-K”).

Net proceeds from the Subsequent Financings, after deducting estimated offering expenses, were approximately $872,073.00. Following the sale of the Subsequently Purchased Convertible Notes, the Company may issue additional 12.0% Senior Secured Convertible Notes due 2025 under the Purchase Agreement in an aggregate original principal amount not exceeding $12,432,621.77, and Common Stock Purchase Warrants, subject to certain limitations, including obtaining the consent of holders of a majority interest of the 12.0% Senior Secured Convertible Notes due 2025 and Common Stock Purchase Warrants then outstanding.

The Purchase Agreement and relevant amendments are incorporated by reference in this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 of this Current Report on Form 8-K.

Convertible Notes Issuance

The Subsequently Purchased Convertible Notes mature on November 15, 2025, unless extended, and are convertible into shares of Class A Common Stock (such shares of Class A Common Stock issuable upon conversion of the Subsequently Purchased Convertible Notes, the “Note Underlying Shares”). On the Maturity Date, the Company will pay the Subsequent Financing Investors, along with the holders of all of the Existing Issued Convertible Notes (hereinafter defined) (the Subsequently Purchased Convertible Notes and the Existing Issued Convertible Notes collectively referred to as the “Convertible Notes”), an amount in cash equal to the product of (i) the then-outstanding Stated Principal Amount (as defined in the Convertible Notes) of the Convertible Notes, multiplied by (ii) the then applicable Minimum Return (as defined in the Convertible Notes) amount in effect at such time, plus accrued and uncapitalized interest on the Convertible Notes (such amount, the “Minimum Return Maturity Amount”); provided that, if the Maturity Date has been extended, the Company will pay holders of Convertible Notes an amount in cash equal to the greater of (x) the Minimum Return Maturity Amount and (y) the then-outstanding principal amount plus any accrued and uncapitalized interest on the Convertible Notes. In the event that any prepayment or redemption of the Convertibles Notes is made in full prior to the Maturity Date (or is deemed to have occurred in the case of an Event of Default Acceleration Event (as defined in the Convertible Notes)), the Company will pay in full all outstanding obligations under the Convertible Notes, which will include the payment, if applicable, of any Minimum Return amount, which ranges from 150% to 175% of the outstanding Stated Principal Amount (as defined in the Convertible Notes) of the Convertible Notes depending on the timing of the prepayment or redemption event, as applicable.

The terms related to interest, security, payments, conversion (including the conversion rate), rights of the Subsequent Financing Investors upon a Fundamental Change (as defined in the Subsequently Purchased Convertible Notes) and affirmative and negative covenants are the same as described under the heading “Convertible Notes Issuance” in the November 8-K. The Subsequent Financing Investors have agreed that the transactions currently contemplated by the Merger Agreement, including any filings required by the Subsequent Financing Investors as a result of the Subsequent Financings, or any other person or persons with the SEC in connection with the Merger Agreement will not constitute a Fundamental Change (as defined in the Convertible Notes).

The Subsequently Purchased Convertible Notes were not issued pursuant to an indenture. Unless the Company obtains the Requisite Stockholder Approvals (as defined in the Purchase Agreement), the Company will be prohibited from issuing any shares of Class A Common Stock upon conversion of the Subsequently Purchased Convertible Notes if the issuance of such shares of Class A Common Stock, together with shares issued upon the conversion of any other Convertible Notes and exercise of any Warrants (as defined in the Purchase Agreement), would exceed 19.99% of the Company’s outstanding shares of Class A Common Stock as of the date of the Purchase Agreement or otherwise exceed the aggregate number of shares of Class A Common Stock which the Company may issue without breaching the Company’s obligations under the Nasdaq listing rules.

Warrant Issuance

The Subsequently Purchased Warrants are exercisable at an exercise price of $0.808 per share of Class A Common Stock, subject to certain adjustments and expire on days between June 28, 2029 and July 3, 2029 (such shares of Class A Common Stock issuable upon conversion of the Subsequently Purchased Warrants, the “Warrant Underlying Shares”, and together with the Note Underlying Shares, collectively, the “Underlying Shares”). The exercise price of the Subsequently Purchased Warrants, and the number of shares of Class A Common Stock potentially issuable upon exercise of the Subsequently Purchased Warrants, will be adjusted proportionately if the Company subdivides its shares of Class A common stock into a greater number of shares or combines its shares of common stock into a smaller number of shares.

In the event of a Fundamental Transaction (as defined in the Subsequently Purchased Warrants) that is (i) an all cash transaction, (ii) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended, or (iii) a Fundamental Transaction involving a person or entity not traded on a national securities exchange, the Company will be required, at the option of the holder of the Subsequently Purchased Warrant, to (x) purchase such holder’s Subsequently Purchased Warrant by paying to such holder an amount of cash equal to the Black-Scholes Value (as defined in the Subsequently Purchased Warrants) of the remaining unexercised portion of such Subsequently Purchased Warrant on the date of the consummation of such Fundamental Transaction or (y) exchange the Subsequently Purchased Warrant for a security of the Successor Entity (as defined in the Subsequently Purchased Warrants) evidenced by a written instrument substantially similar in form and substance to the Subsequently Purchased Warrants, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the shares of Class A Common Stock acquirable and receivable upon exercise of the Subsequently Purchased Warrant prior to such Fundamental Transaction, and with an exercise price which applies the exercise price under the Subsequently Purchased Warrant to such shares of capital stock (but taking into account the relative value of the shares of Class A Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of the Subsequently Purchased Warrant immediately prior to the consummation of such Fundamental Transaction). Mr. Wynn and ACME Fund II have each agreed that the transactions currently contemplated by the Merger Agreement, including any filings required by Mr. Wynn or ACME Fund II or any other person or persons with the SEC in connection with the Merger Agreement will not constitute a Fundamental Transaction (as defined in the Subsequently Purchased Warrants).

Unless the Company obtains the Requisite Stockholder Approvals, the Company will be prohibited from issuing any shares of Class A Common Stock upon exercise of the Subsequently Purchased Warrants if the issuance of such shares of Class A Common Stock, together with shares issued upon the exercise of any other Warrants or the conversion of any Convertible Notes, would exceed 19.99% of the Company’s outstanding shares of Class A Common Stock or otherwise exceed the aggregate number of shares of Class A Common Stock which the Company may issue without breaching the Company’s obligations under the Nasdaq listing rules.

The Subsequent Financings are connected to the Company’s announcements in its November 8-K, its Current Report on Form 8-K, filed with the SEC on January 25, 2024 (the “January 8-K”), its Current Report on Form 8-K, filed with the SEC on March 1, 2024 (the “First March 8-K”), its Second March 8-K, its Current Report on Form 8-K, filed with the SEC on March 21, 2024 (the “Third March 8-K”), its Current Report on Form 8-K, filed with the SEC on April 26, 2024 (the “April 8-K”) and its Current Report on Form 8-K, filed with the SEC on May 17, 2024 (the “May 8-K”), of a series of closings of previous financing transactions (the “Prior Financings”) with JMCM Holdings LLC (“JMCM”), MH Orbit LLC (“MH Orbit”), ACME Fund II, the Kemp Trust, Dr. London, RBH Ventures Astra SPV, LLC (“RBH”), ERAS Capital, LLC (“ERAS”), Ulrich Gall (“Gall”) and Astera Institute (“Astera” and collectively with JMCM, MH Orbit, ACME Fund II, the Kemp Trust, Dr. London, RBH, ERAS and Gall, the “Initial Investors” and collectively with Mr. Wynn, the “Investors”), pursuant to which the Company issued to the Initial Investors senior secured convertible notes (the “Existing Issued Convertible Notes”) substantially in the form of Senior Secured Convertible Note due 2025 filed as Exhibit 4.1 to the June 8-K, and warrants in accordance with the form of the Common Stock Purchase Warrant filed as Exhibit 4.2 to the November 8-K (the “Existing Issued Warrants” and together with the Subsequently Purchased Warrants, collectively, the “Warrants”). Such Prior Financings are discussed in the November 8-K, the January 8-K, the First March 8-K, the Second March 8-K, the Third March 8-K, the April 8-K and the May 8-K.

The foregoing summaries of the Subsequently Purchased Convertible Notes and the Subsequently Purchased Warrants do not purport to be complete and are qualified in their entirety by reference to the form of Senior Secured Convertible Note that was filed as Exhibit 4.1 to the June 8-K and the form of Common Stock Purchase Warrant that was filed as Exhibit 4.2 to the November 8-K, each of which is incorporated herein by reference.

No Registration; Registration Rights

The Subsequently Purchased Convertible Notes, the Subsequently Purchased Warrants and the Underlying Shares have not been, and the Subsequently Purchased Convertible Notes and the Subsequently Purchased Warrants will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any other jurisdiction. The Subsequently Purchased Convertible Notes, the Subsequently Purchased Warrants and the Underlying Shares may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and any applicable state securities laws. The Subsequently Purchased Convertible Notes and the Subsequently Purchased Warrants were offered and sold, as applicable, to the Subsequent Financing Investors in transactions exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. Each Subsequent Financing Investor is an “accredited investor,” as defined in Regulation D, and acquired the Subsequently Purchased Convertible Notes, the Subsequently Purchased Warrants and any Underlying Shares, as applicable, for investment only and not with a view toward, or for resale in connection with, the public sale or distribution thereof.

Pursuant to the Purchase Agreement, the Company is required to file a registration statement with the SEC no later than August 1, 2024, to register the resale of all Underlying Shares.

This current report on Form 8-K does not, and the exhibits attached hereto do not, constitute an offer to sell any security, including the Subsequently Purchased Convertible Notes, the Subsequently Purchased Warrants or any Underlying Shares, nor a solicitation for an offer to purchase any security, including the Subsequently Purchased Convertible Notes, the Subsequently Purchased Warrants or any Underlying Shares, nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration, qualification, or exemption under the securities laws of any such jurisdiction.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 2.03 of this current report on Form 8-K regarding the issuance of Subsequently Purchased Convertible Notes and Subsequently Purchased Warrants is incorporated herein by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Senior Secured Convertible Note due 2025 (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K filed with the SEC on June 4, 2024).

4.2	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.2 of the Current Report on Form 8-K filed with the SEC on November 24, 2023).

10.1	Omnibus Amendment No. 3 Agreement, dated as of November 21, 2023, between Astra Space, Inc., its subsidiaries, the Investors and GLAS Americas, LLC, as collateral agent (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed with the SEC on November 24, 2023).

10.2	Amendment to Securities Purchase Agreement, dated January 19, 2024, by and among Astra Space, Inc., each of the subsidiaries of Astra Space, Inc. party thereto, the investors party thereto and GLAS Americas, LLC (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed with the SEC on January 25, 2024).

10.3	Amendment to Senior Secured Convertible Notes, dated January 31, 2024, by and among Astra Space, Inc., each of the subsidiaries of Astra Space, Inc. party thereto, and each of the investors party thereto (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed with the SEC on February 6, 2024).

10.4	Second Amendment to Securities Purchase Agreement and Second Amendment to Senior Secured Convertible Notes, dated February 26, 2024, by and among Astra Space, Inc., each of the subsidiaries of Astra Space, Inc. party thereto, the investors party thereto and GLAS Americas, LLC (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed with the SEC on March 1, 2024).

10.5	Limited Waiver and Consent to Senior Secured Convertible Notes and Common Stock Purchase Warrant and Reaffirmation of Transaction Documents, dated as of March 7, 2024, by and among Astra Space, Inc., each of the subsidiaries of Astra Space, Inc. party thereto and each of the investors party thereto (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed with the SEC on March 12, 2024).

10.6	Third Amendment to Securities Purchase Agreement and Third Amendment to Senior Secured Convertible Notes, dated April 10, 2024, by and among Astra Space, Inc., each of the subsidiaries of Astra Space, Inc. party thereto, the investors party thereto and GLAS Americas, LLC (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed with the SEC on April 15, 2024).

10.7	Fourth Amendment to Senior Secured Convertible Notes, dated April 30, 2024, by and among Astra Space, Inc., each of the subsidiaries of Astra Space, Inc. party thereto, and each of the investors party thereto (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed with the SEC on May 1, 2024).

10.8	Fifth Amendment to Senior Secured Convertible Notes, dated May 31, 2024, by and among Astra Space, Inc., each of the subsidiaries of Astra Space, Inc. party thereto, and each of the investors party thereto (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed with the SEC on June 4, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 5, 2024	Astra Space, Inc.

	By:	/s/ Axel Martinez
	Name:	Axel Martinez
	Title:	Chief Financial Officer